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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) October 27, 2000
                                                         ----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-13793                  06-1504091
      --------                      --------                 ----------
(State or other Jurisdiction of   (Commission              (IRS Employer
incorporation or organization)    File Number)             Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)










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ITEM 5.  OTHER EVENTS.
         -------------

      On October 25, 2000, Northeast Pennsylvania Financial Corp. (the "Company"), issued a press release which reported earnings for the quarter and year ended September 30, 2000. The Company estimated that its earnings will exceed $1.00 per share for the year ending September 30, 2001. Such statement is a forward-looking statement within the meaning of the federal securities laws. The Company intends such statement as well as any other forward-looking statements in the press release to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Reform Act of 1995, and is including this statement for purposes of these safe harbor provisions.

      Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in: interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Further information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.

      In the press release, the Company also announced that it was recommencing its stock repurchase program under which it still had 333,565 shares available for repurchase, subject to market and financial conditions. Also, the Company announced that it had entered into a letter of intent to purchase an insurance agency and that its merger with Security of Pennsylvania Financial Corp. was expected to become effective on November 10, 2000. The Company also announced that its annual meeting will be held on January 31, 2001.

      The press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated October 25, 2000.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 1, 2000              By:  /s/ Patrick J. Owens, Jr.
                                           -------------------------------------
                                           Patrick J. Owens, Jr.
                                           Treasurer